EXHIBIT 32.1

                  SECTION 906 CERTIFICATION OF FRANK AIELLO


                        CERTIFICATION OF PERIODIC REPORT

     In connection with the Periodic Report of Cal Alta Auto Glass, Inc.,(the "Company") on Form 10-Q for the period ending June 30,
2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kirk Reed, President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1.) The Report fully complies with the requirements of section 13(a) or15(d) of the Securities Exchange Act of 1934; and

     (2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 17, 2009            By: /s/ Kirk Reed
                                 -------------------
                                 Kirk Reed
                                 President/CEO/Chief Accounting
                                 Officer/ Dir.